CONTINGENCIES	6 Months Ended
Jun. 30, 2017
CONTINGENCIES
CONTINGENCIES

15.   CONTINGENCIES

LAKEHEAD SYSTEM LINES 6A AND LINE 6B CRUDE OIL RELEASE

Line 6B Crude Oil Release

On July 26, 2010, a release of crude oil on Line 6B of EEP’s Lakehead Pipeline System was reported near Marshall, Michigan.

As at June 30, 2017, EEP’s cumulative cost estimate for the Line 6B crude oil release remains at US$1.2 billion ($195 million after-tax attributable to Enbridge) including those costs that were considered probable and that could be reasonably estimated at June 30, 2017. Despite the efforts EEP has made to ensure the reasonableness of its estimate, there continues to be the potential for EEP to incur additional costs in connection with this crude oil release due to variations in any or all of the cost categories, including modified or revised requirements from regulatory agencies.

Insurance Recoveries

EEP is included in the comprehensive insurance program that is maintained by Enbridge for its subsidiaries and affiliates. As at June 30, 2017, EEP has recorded total insurance recoveries of US$547 million ($80 million after-tax attributable to Enbridge) for the Line 6B crude oil release out of the US$650 million applicable limit. Of the remaining US$103 million coverage limit, US$85 million was the subject matter of a lawsuit against one particular insurer. In March 2015, Enbridge reached an agreement with that insurer to submit the US$85 million claim to binding arbitration. On May 2, 2017, the arbitration panel issued a decision that was not favourable to Enbridge. As a result, EEP is unlikely to receive any additional insurance recoveries in connection with the Line 6B crude oil release.

Legal and Regulatory Proceedings

A number of United States governmental agencies and regulators have initiated investigations into the Line 6B crude oil release. One action or claim is pending against Enbridge, EEP or their affiliates in United States state courts in connection with the Line 6B crude oil release. Based on the current status of this case, the Company does not expect the outcome of this action to be material to its results of operations or financial condition.

Line 6B Fines and Penalties

As at June 30, 2017, EEP’s total estimated costs related to the Line 6B crude oil release include US$69 million in fines and penalties, which includes fines and penalties from the Department of Justice as discussed below.

Consent Decree

On May 23, 2017, the United States District Court for the Western District of Michigan, Southern Division, approved the Consent Decree. The Consent Decree is EEP’s signed settlement agreement with the United States Environmental Protection Agency and the United States Department of Justice regarding Lines 6A and 6B crude oil releases. On June 15, 2017, Enbridge made a total payment of US$68 million as required by the Consent Decree, which reflects US$61 million for the civil penalty for the Line 6B release, US$1 million for the Line 6A release, and US$6 million for past removal costs and interest.

TAX MATTERS

Enbridge and its subsidiaries maintain tax liabilities related to uncertain tax positions. While fully supportable in the Company’s view, these tax positions, if challenged by tax authorities, may not be fully sustained on review.

OTHER LITIGATION

The Company and its subsidiaries are subject to various other legal and regulatory actions and proceedings which arise in the normal course of business, including interventions in regulatory proceedings and challenges to regulatory approvals and permits by special interest groups. While the final outcome of such actions and proceedings cannot be predicted with certainty, Management believes that the resolution of such actions and proceedings will not have a material impact on the Company’s interim consolidated financial position or results of operations.